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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 20, 2003

                            ------------------------

                            PARK PHARMACY CORPORATION
             (Exact name of registrant as specified in its charter)


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

                 COLORADO                                        000-15379                              84-1029701
(State or other jurisdiction of incorporation             (Commission File Number)          (I.R.S. Employer Identification No.)
           or organization)
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  10711 PRESTON ROAD, SUITE 250                                     75230
         DALLAS, TEXAS                                            (Zip code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 972-860-0200


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ITEM 2.  Acquisition or Disposition of Assets.

         On February 21, 2003, the Company filed its Motion for Authority to Sell Property of the Estate Outside the Ordinary Course of Business, Free and Clear of all Liens, Claims and Encumbrances (the "Motion") with the U.S. Bankruptcy Court of the Northern District of Texas (the "Bankruptcy Court"). The Motion seeks the Bankruptcy Court's approval for the Company's sale of all of the Company's stock ownership (the "Stock") in its wholly-owned subsidiary, Total Pharmacy Supply, Inc. ("TPS"), to Cindy and Stan Moses ("Purchaser"). If the Bankruptcy Court approves the Motion, the Company intends to sell the Stock to Purchaser thirty (30) days after such approval for $350,000.00 in cash, plus the return of all shares of the Company's Series A Preferred Stock, par value $1.00 per share, owned by Purchaser. The Company had originally acquired the Stock from Purchaser on April 1, 2000 for 41,515 shares of the Company's Series A Preferred Stock. The Purchase Price is subject to an adjustment based upon the amount of working capital at closing. The purchase price was determined by the Company's solicitation of offers from prospective buyers. The consideration for the purchase of the Stock was determined by arm's length negotiations between Purchaser and representatives of the Company. The Company will also solicit and consider other offers for the purchase of TPS prior to the entry of the Bankruptcy Court's order approving the transaction.

         The Company and Purchaser entered into a letter of intent dated February 10, 2003 containing the proposed terms and conditions of the subject transaction.

ITEM 5.  Other Events.

         On February 20, 2003, the Company filed its monthly operating report for January 2003 with the Bankruptcy Court. The monthly operating report is attached as an exhibit to this Current Report on Form 8-K.

         On March 3, 2003, Raven's Pharmacy, Inc. and MJN Enterprises, Inc., both of which are wholly-owned subsidiaries of the Company, commenced voluntary bankruptcy cases under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court (Case Nos. 03-32339 and 03-32333). The Company and its wholly-owned subsidiaries in bankruptcy continue to manage their business as debtors-in-possession.

         Forward-Looking Statements.

         THIS FORM 8-K, INCLUDING EXHIBITS ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING: THE OUTCOME OF THE COMPANY'S CHAPTER 11 PROCESS, THE OUTCOME OF NUMEROUS LAWSUITS AND CLAIMS, GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE COMPANY'S MOST RECENT REPORTS ON FORMS 10-K, 10-Q AND 8-K FILED WITH THE SEC.

         THE INFORMATION CONTAINED IN THE MONTHLY OPERATING REPORT ATTACHED HERETO HAS BEEN PREPARED IN ACCORDANCE WITH APPLICABLE LAW UNDER THE UNITED STATES BANKRUPTCY CODE AND IS NOT TO BE USED FOR INVESTMENT PURPOSES.

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Historical financial information regarding TPS is not required to be filed in this Current Report on Form 8-k.

         (b) Pro forma financial information is not required to be filed in this Current Report on Form 8-k.

         (c)      Exhibits.

         2.1      Letter of Intent.

         99.1 Monthly Operating Report of Park Pharmacy Corporation for January 2003.


                                    SIGNATURE

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PARK PHARMACY CORPORATION

                                Date: March 12, 2003


                                By: /s/ CRAIG MACKEY
                                    -------------------------------------
                                    Craig Mackey,
                                    President and Chief Operating Officer


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                                  EXHIBIT INDEX

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Exhibit      Description
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
2.1          Letter of Intent

99.1 Monthly Operating Report of Park Pharmacy Corporation for January 2003
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